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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 30, 2000


                                 FPL GROUP, INC.
             (Exact name of registrant as specified in its charter)


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          Florida                      1-8841                59-2449419
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
     of incorporation)                                   Identification Number)

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                             700 Universe Boulevard
                            Juno Beach, Florida 33408
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (561) 694-4000

                                       N/A

          (Former name or former address, if changed since last report)


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                                                                               2

Item 5.  Other Events.

          On July 30, 2000, FPL Group, Inc. (the "Company"), Entergy Corporation ("Entergy"), WCB Holding Corp. ("WCB"), Ranger Acquisition Corp. ("Merger Sub A") and Ring Acquisition Corp. ("Merger Sub B") entered into an Agreement and Plan of Merger (the "Merger Agreement").

          Attached as Exhibits and incorporated by reference in their entirety as Exhibits 2.1 and 99.1 respectively, are copies of the Merger Agreement and a joint press release of the Company and Entergy announcing the execution of the Merger Agreement.

          In connection with the Merger Agreement, the Company and Fleet National Bank (f/k/a The First National Bank of Boston), a national banking association (the "Rights Agent"), entered into an Amendment to the Rights Agreement dated as of July 30, 2000 (the "Amendment"), amending the Rights Agreement (the "Rights Agreement") dated as of July 1, 1996, between the Company and the Rights Agent in order to, among other things, amend the Rights Agreement to provide that none of Entergy, WCB, Merger Sub A and Merger Sub B, or any of their respective Affiliates or Associates (each as defined in the Rights Agreement), will become an Acquiring Person (as defined in the Rights Agreement) as a result of (i) the adoption, approval, execution or delivery of the Merger Agreement dated as of July 30, 2000, among the Company, Entergy, WCB, Merger Sub A and Merger Sub B; (ii) the public announcement of such adoption, approval, execution or delivery or
(iii) the consummation of the transactions contemplated or permitted by the terms of the Merger Agreement.

          The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which was attached as Exhibit 2 to the Form 8-A/A filed by the Company on July 31, 2000 and is incorporated herein by reference, and to the Rights Agreement which was attached as Exhibit 4 to the Form 8-K filed by the Company on June 18, 1996 and is incorporated herein by reference.

          Attached as Exhibits and incorporated by reference in their entirety as Exhibits 10.1 and 10.2 respectively, are copies of the Employment Agreements between WCB and each of James L. Broadhead and J. Wayne Leonard.

          The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of the Company in favor of the transactions contemplated by the Merger Agreement. The directors and executive officers of the Company include the following: H.J. Arnelle, S.S. Barrat, R.M. Beall, II, J.L. Broadhead, J.H. Brown, A.M. Codina, D.P. Coyle, M.M. Criser, B.F. Dolan, W.D. Dover, A.W. Dreyfoos, Jr., P.J. Evanson, D. Lewis, F.V. Malek, T.F. Plunkett, P.R. Tregurtha and M.W. Yackira. Collectively, as of March 31, 2000, the directors and executive officers of the Company may be deemed to beneficially own less than 1% of the outstanding shares of the Company common stock. Security holders of the Company may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus relating to the transactions contemplated by the Merger Agreement when it becomes available.

Item 7.  Exhibits.

          2.1 Agreement and Plan of Merger dated as of July 30, 2000, among FPL Group, Inc., Entergy Corporation, WCB Holding Corp., Ranger Acquisition Corp. and Ring Acquisition Corp.

          4.1 Rights Agreement dated as of July 1, 1996, between FPL Group, Inc. and The First National Bank of Boston, as the Rights Agent (filed as Exhibit 4 to the Form 8-K of the Company (File No. 1-8841) filed on June 18, 1996 and incorporated by reference herein).

          4.2 Amendment to the Rights Agreement dated as of July 30, 2000, between FPL Group, Inc. and Fleet National Bank (f/k/a The First National Bank of Boston), as the Rights Agent (filed as Exhibit 2 to the Form 8-A/A filed by the Company on July 31, 2000 and incorporated by reference herein).

         10.1 Employment Agreement dated as of July 30, 2000, between WCB Holding Corp. and James L. Broadhead.

         10.2 Employment Agreement dated as of July 30, 2000, between WCB Holding Corp. and J. Wayne Leonard.

         99.1 Joint Press release dated July 31, 2000 announcing the execution of the Merger Agreement.


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                                                                          3

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FPL GROUP, INC.

Date:  July 31, 2000           By  /s/  Dennis P. Coyle
                                   --------------------
                                   Name:  Dennis P. Coyle
                                   Title: General Counsel and Secretary


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                                                                          4

                               EXHIBIT INDEX

Exhibit        Description
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   2.1         Agreement  and Plan of  Merger  dated  as of July 30,  2000, among FPL Group,  Inc.,  Entergy  Corporation,  WCB  Holding
               Corp., Ranger Acquisition Corp. and Ring Acquisition Corp.

   4.1 Rights Agreement dated as of July 1, 1996, between FPL Group, Inc. and The First National Bank of Boston, as the Rights Agent (filed as Exhibit 4 to the Form 8-K of the Company (File No. 1-8841) filed on June 18, 1996 and incorporated by reference herein).

   4.2 Amendment to the Rights Agreement dated as of July 30, 2000, between FPL Group, Inc. and Fleet National Bank (f/k/a The First National Bank of Boston), as the Rights Agent (filed as Exhibit 2 to the Form 8-A/A filed by the Company on July 31, 2000 and incorporated by reference herein).

  10.1 Employment Agreement dated as of July 30, 2000, between WCB Holding Corp. and James L. Broadhead.

  10.2 Employment Agreement dated as of July 30, 2000, between WCB Holding Corp. and J. Wayne Leonard.

  99.1 Joint Press release dated July 31, 2000 announcing the execution of the Merger Agreement.